Acquisitions and Other (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Fair Values of Identifiable Assets and Liabilities Acquired
The fair values of the identifiable assets and liabilities acquired were:

As at July 1, 2019
Intangible assets	$238
Net assets	23
Deferred tax liabilities	(48)
Total identifiable net assets at fair value	213
Non-controlling interests(1)	(339)
Goodwill arising on acquisition	537
Total consideration	$411

(1) We have elected to measure NCI at fair value for this acquisition. The fair value was determined by calculating the proportionate share of the present value of future cash flows relating to NCI. Significant assumptions inherent in the valuation of NCI include the estimated after-tax cash flows expected to be received and an assessment of the appropriate discount rate.

Impact of Acquisition on Assets, Liabilities, and Equity
At the date of acquisition, the impact to our assets, liabilities, and equity is as follows:

As at July 1, 2019	Share purchase	Additional components		Total
Cash consideration	$(192)		$—	$(192)
Net assets	23		—	23
Intangible assets	238		—	238
Goodwill(1)	537		—	537
Total assets	$606		$—	$606
Deferred tax liability	$(48)		$—	$(48)
Put option liability	—		(951)	(951)
Deferred payments liability	—		(467)	(467)
Total liabilities	$(48)		$(1,418)	$(1,466)
Non-controlling interests – Bentall Kennedy	$(171)	(2)	$171	$—
Non-controlling interests – GreenOak(3)	(339)		324	(15)
Retained earnings	(48)	(2)	923	875
Total equity	$(558)		$1,418	$860

(1) Goodwill of $537 reflects GreenOak’s non-contractual customer relationships. Approximately $285 of goodwill is tax-deductible.
(2) The aggregate amount of $219 represents the fair value of our interest in Bentall Kennedy transferred as consideration.
(3) The remaining $15 represents specifically identifiable assets where the risks and rewards accrue to the former GreenOak shareholders and are distributed through a separate class of shares.